UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

—————————

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2005

KNAPE & VOGT MANUFACTURING COMPANY
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-01859 (Commission File Number)	38-0722920 (IRS Employer Identification No.)

2700 Oak Industrial Drive, Grand Rapids, Michigan (Address of principal executive office)	49505 (Zip Code)

Registrant's telephone number, including area code: (616) 459-3311

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.     Other Events

On October 13, 2005, Knape & Vogt Manufacturing Company issued a press release announcing that it was investigating strategic alternatives including a potential sale of the Company. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 13, 2005	KNAPE & VOGT MANUFACTURING COMPANY
   (Registrant)

By: /s/ William R. Dutmers
      ——————————————
      Chairman and Chief Executive Officer

By: /s/ Leslie J. Cummings
      ——————————————
Vice President of Finance and Treasurer

EXHIBIT INDEX

Exhibit 99.1 Press Release Dated October 13, 2005